BOSTON FINANCIAL TAX CREDIT FUND VIII, A Limited Partnership


                                 EXHIBIT [32.1]

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002




In connection with the Quarterly Report of Boston Financial Tax Credit Fund VIII (the "Fund") on Form 10-QSB for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Principal, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.



                                                 /s/Jenny Netzer
                                                 Jenny Netzer
                                                 Executive Vice President
                                                 MMA Financial, LLC

                                                 Date:  February 12, 2004





A signed original of this written statement required by section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.